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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

            The undersigned constitutes and appoints GERTRUDE BOYLE, TIMOTHY BOYLE, PATRICK ANDERSON and CARL DAVIS, and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Columbia Sportswear Company Annual Report on Form 10-K for the year ended December 31, 2001, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:    March 28, 2002                    /s/        *TIMOTHY P. BOYLE
                                            ------------------------------------
                                                        Timothy P. Boyle

Dated:    March 28, 2002                    /s/         *GERTRUDE BOYLE
                                            ------------------------------------
                                                         Gertrude Boyle

Dated:    March 28, 2002                    /s/           *SARAH BANY
                                            ------------------------------------
                                                           Sarah Bany

Dated:    March 28, 2002                    /s/        *EDWARD S. GEORGE
                                            ------------------------------------
                                                        Edward S. George


Dated:    March 28, 2002                    /s/        *MURREY R. ALBERS
                                            ------------------------------------
                                                        Murrey R. Albers

Dated:    March 28, 2002                    /s/          *JOHN STANTON
                                            ------------------------------------
                                                          John Stanton

Dated:    March 28, 2002                    /s/          *WALTER KLENZ
                                            ------------------------------------
                                                          Walter Klenz